SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 15, 1998

           COUNTRYWIDE  HOME EQUITY LOAN TRUST 1998-B
(Exact name of registrant as specified in its charter)


          CALIFORNIA      	333-11095			36-7238502
(State or Other Jurisdiction	(Commission File		(I.R.S. Employer
 of Incorporation)	 Number)			 Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL						60670-0126
(Address of Principal Executive Offices)				(Zip Code)



Registrant's telephone number, including area code:		312/407-1902



Item 5.	Other Events
On behalf of Countrywide Home Equity Loan Trust 1998-B, a Trust created pursuant to the Pooling Agreement, dated May 20, 1998, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated October 15, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due
June 15, 2024.

A.	Monthly Report Information:
Aggregate distribution information for the current distribution date October 15, 1998.

Principal		Interest	Ending Balance

Cede & Co.$2,941,359.89 $680,355.11 $139,049,758.62


B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO.
Date:
Amount:

D.	Were any amounts paid or are any amounts payable under the Financial
Guaranty Insurance Policy?  NO
Amount:

E.	Are there any developments with respect to the Ambac Certificate
  Guaranty Insurance Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT APPLICABLE








Item 7.	Monthly Statements and Exhibits

Exhibit No.


		Statement to Certificateholders (Page 1 of 2)

		Distribution Date:						9/15/98 	10/15/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
(PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
Investor Certificate Interest Distributed		4.456359 	4.505663
Investor Certificate Interest Shortfall Distributed	0.000000 	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall0.000000 	0.000000

Managed Amortization Period ? (Yes=1; No=0)	1	1
Investors Certificate Principal Distributed	13.356562 	19.479205
			  Principal Distribution Amount					13.356562 	19.479205
			     Maximum Principal Payment					38.814853 	42.722680
			     Alternative Principal Payment					13.356562 	19.479205
			     Principal Collections less Additional Balances					13.356562 	19.479205
			  Investor Loss Amount Distributed to Investors					0.000000 	0.000000
			  Accelerated Principal Distribution Amount					0.000000 	0.000000
  Credit Enhancement Draw Amount		0.00 	0.00

	Total Amount Distributed to Certificateholders (P & I)					17.812921
 	23.984868

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE
			Beginning Investor Certificate Balance			"144,007,959.37 "	"141,991,118.51 "
			Ending Investor Certificate Balance					"141,991,118.51 "	"139,049,758.62 "
			Beginning Invested Amount					"144,007,959.37 "	"141,991,118.51 "
			Ending Invested Amount					"141,991,118.51 "	"139,049,758.62 "
			Investor Certificateholder Floating Allocation Percentage98.4277% 	98.4057%
	Pool Factor		0.9403385 	0.9208593
		Liquidation Loss Amount for Liquidated Loans					0.00 	0.00
		Unreimbursed Liquidation Loss Amount	0.00 	0.00

		C.	POOL INFORMATION
			Beginning Pool Balance					"146,308,353.35 "	"144,291,512.49 "
			Ending Pool Balance			"144,291,512.49 "	"141,350,152.60 "
			Servicer Removals form the Trust (Section 2.06)					0.00 	0.00
		Servicing Fee			"60,961.81 "	"60,121.46 "

	D.	INVESTOR CERTIFICATE RATE
Investor Certificate Rate	5.800630% 	5.749840%
			LIBOR Rate		5.640630% 	5.589840%
			Maximum Rate	7.562411% 	8.197589%

		E.	DELINQUENCY & REO STATUS
			Delinquent 30-59 days
			    No. of Accounts			3 	4
			   Trust Balances	"48,451.69 "	"115,589.46 "
			Delinquent 60-89 days
			    No. of Accounts		0 	0
			   Trust Balances		0.00 	0.00
			Delinquent 90+ days
			    No. of Accounts		1 	0
			   Trust Balances		"4,576.00 "	0.00
			Delinquent 9+ Months
			    No. of Accounts			0 	0
			   Trust Balances		0 	0
			REO
			    No. of Accounts		0 	0
			   Trust Balances		0.00 	0.00




		Statement to Certificateholders (Page 2 of 2)

		Distribution Date:		9/15/98 	10/15/98

	'IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
			"this 8th day of October, 1998"


	      Countrywide Home Loans Formerly Known
as Countrywide Funding Corporation
			       as Servicer

		      _______________________________________

		        Lupe Montero
		        Vice-President

			Distribution List:

			   Barbara Grosse - First National Bank of Chicago
	Lupe Montero - Countrywide Home Loans
			   Peter Cerwin - Merrill Lynch
Richard Marron - Countrywide Home Loans
			   Lisa Fitzpatrick - Merrill Lynch
Dave Walker - Countrywide Home Loans																					SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



COUNTRYWIDE HOME EQUITY LOAN TRUST 1998-B



By  _______________________________________
Name:		Barbara G. Grosse
Title:		Vice President

Dated: October 31, 1998